UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2015

GROW SOLUTIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29301	87-0575118
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

535 5th Avenue, 24th Floor

New York, NY 10017

(Address of Principal Executive Offices)

(Former name or former address, if changed since last report)

(646)-863-6341

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2015, LightTouch Vein & Laser, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada to change its corporate name from LightTouch Vein & Laser, Inc. to Grow Solutions Holdings, Inc. The Company is currently in the process of completing the Issuer Company-Related Action Notification Form with the Financial Industry Regulatory Authority (“FINRA”).

Item. 8.01 Other Items

Item 5.03 is hereby incorporated by reference.

The Company is currently in the process of changing its trading symbol with FINRA to better reflect the name of the Company.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Articles of Incorporation

2

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTTOUCH VEIN & LASER, INC.

Date: June 26, 2015	By:	/s/ Jeffrey Beverly
	Name:	Jeffrey Beverly
	Title:	President

3